Semiannual Report as of June 30, 2001

Evergreen
                 Variable Annuity Trust
              VA Perpetual International Fund

The First Family of Mutual Funds

Table of Contents

Letter to Shareholders	1	Statement of Assets and Liabilities	19
Fund at a Glance	3	Statement of Operations	20
Portfolio Manager Interview	4	Statement of Changes in Net Assets	21
Financial Highlights	7	Notes to Financial Statements	22
Schedule of Investments	8	Additional Information	25

Letter to Shareholders

August 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Variable Annuity Trust semiannual report, which covers the six-month period ended June 30, 2001.

Equity Markets Struggle in Uncertain Economy

We began 2001 with the word “recession” looming like a distant dark cloud. As the year 2000 came to a close, economists warned that the economy was slowing rapidly and that the Federal Reserve Board needed to aid a faltering economy. In the middle of December, the futures markets expected three 25 basis point rate cuts by September of this year, to bring the Fed Funds rate to 5.75%. An accommodative Federal Reserve has far surpassed that mark, beginning with a surprise intermeeting rate cut while we were putting away our New Year’s party hats in early January. Five others joined that first rate cut so far this year, landing the Fed Funds rate at 3.25%, with projections holding steady for at least one more cut to come.

The activity in the financial markets over the first half of 2001 can largely be represented by a game of Chutes and Ladders. So far this year, as one index, sector, or individual stock began to climb up the ladder of gains, it fell right back down the chute into negative territory.

A steady barrage of negative earnings warnings battered the equity market. The technology-laden NASDAQ led the declines, posting its worst ever first quarter performance of -25.5%. The Dow Jones Industrial Average and the S&P 500 followed suit, with losses of -1.85% and -6.70%, respectively. Various factors contributed to the deterioration of the indexes. Fears that declines in the Japanese stock market might cause Japanese banks to default, worried markets around the world, and the yen dropped to a 20-month low against the dollar. Most major industry sectors posted negative total returns for the quarter. Technology, capital goods, and healthcare were hit the hardest in the sell-off, while consumer discretionary and transportation were the only sectors that managed to produce positive gains. Most foreign equity markets also suffered sharp setbacks due to disappointing earnings news and growing fears of a spreading growth recession in the U.S.

In the Chutes and Ladders fashion, the market turned around performance in the second quarter. After a difficult first quarter, April provided a welcome reprieve for investors. However, in keeping with the “what goes up must come down” pattern, the U.S. equity market failed to repeat its spectacular April performance in May. The market began the month brimming with optimism, looking past the expected plunge in earnings and lack of visibility for most companies. But, by the final week of the month, negative warnings from high profile companies began to take their toll on market sentiment, triggering a sharp sell-off that wiped out much, if not all, of the prior month’s gains.

Despite the ongoing weakness of the equity market, we remain cautiously optimistic regarding its prospects longer term. Favorable demographics and supportive monetary and fiscal policies are substantial long-term reasons for our optimism. In the shorter-term, we should see a bottoming in year-over-year profits growth in the second quarter releases as comparisons get easier for corporate America.

Fixed Income Investments Offer Reprieve from Volatile Equity Markets

Bonds outperformed stocks again during the first quarter, continuing the trend from 2000. In response to the 150 basis points of cuts from the Federal Reserve, yields on short and intermediate maturity Treasuries fell. The Lehman Brothers Aggregate Bond and Lehman Brothers Government/Credit Indexes returned 3.62% and 3.51%, respectively. The intermediate bond sector posted the best performance for the quarter. Yields on short–intermediate Treasuries fell as much as 90 basis points during the quarter. By contrast, Treasury bond yields were flat to slightly higher, on concern that a tax cut could result in a reduction of the

Letter to Shareholders (continued)

Treasury buy back program and a reversal of the current easy monetary policy and tight fiscal policy mix over the long term. Despite record new-issue supply and a weak corporate earnings outlook, the corporate sector posted the best total return of the major sectors.

The prospect of a rebound of economic activity later this year or early in 2002 in response to the tax cut and aggressive easing of monetary policy should keep yields on Treasury notes and bonds range-bound until inflation news turns decisively better. Corporate and mortgage securities, on the other hand, are still very attractively priced with yield spreads extremely wide by historical standards. Consequently, our fixed income strategy continues to target a neutral duration posture and limited exposure to Treasury securities to take advantage of generous yields and opportunities for capital appreciation offered by corporate and mortgage securities.

The Importance of Diversification

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy.

We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Fund at a Glance as of June 30,  2001

“We are optimistic about the long-
term prospects for the fund and for
an upturn in global economies and
financial markets.”

Portfolio
Management

Kathryn Langridge Tenure: March 1998	Robert Yerbury Tenure: March 1998
Stephen Whittaker Tenure: March 1998	Paul Chesson Tenure: January 2000

PERFORMANCE & RETURNS1

Portfolio Inception Date:	3/3/1998

6 month return	–11.07%

Average Annual Returns

1 year	–23.05%

Since Portfolio Inception	5.97%

6-month income dividends per share	$0.03

6-month capital gain distributions per share	$1.10

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Perpetual International Fund1 versus a similar investment in the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) and the Consumer Price Index (CPI).

The MSCI EAFE is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

Funds that concentrate their investments in a single country or region may face increased risk of price fluctuation over more diversified funds due to adverse developments within that country or region.

All data is as of June 30, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Portfolio Manager Interview

How did the fund perform during the six-month period ended June 30, 2001?

For the six-month period, the Evergreen VA Perpetual International Fund returned –11.07%. In comparison, the MSCI EAFE Index returned –15.47% for the same period.

Portfolio
Characteristics

(as of 6/30/2001)

Total Net Assets	$23,056,854

Number of Holdings	255

What was the investment environment like during the period?

The environment was turbulent for international investors. In general, stock prices declined, as slower economic growth led to lower corporate profits and weaker earnings forecasts. The slowdown in the pace of economic growth affected companies in virtually every sector. As we approached the end of the period, the sell-off in the equity markets began to subside. It appeared that stock prices had reached their lows and that investors were beginning to look ahead to a possible upturn in economic growth toward the end of 2001 and into 2002.

Top 5 Sectors

(as a percentage of 6/30/2001 net assets)

Financials	20.5%

Industrials	17.8%

Consumer Discretionary	17.5%

Materials	10.4%

Information Technology	5.2%

How did you manage the fund in this environment?

We viewed the downturn in stock prices as an opportunity to purchase stocks that were selling at attractive valuations. We selected stocks on a case-by-case basis, reviewing each company’s financial characteristics and its potential for producing strong long-term performance. We focused on value stocks — relatively inexpensive shares whose prices do not reflect the full value of a company’s assets or growth potential. We emphasized companies that are likely to benefit from an upturn in economic growth. As a result, a number of the portfolio’s investments were in the consumer discretionary and materials areas, sectors that tend to perform well during economic recoveries.

Did you invest in technology companies?

We were cautious about technology stocks, and the fund was underweighted in the technology sector, relative to the benchmark. After spending liberally on technology in the late 1990s, both corporations and consumers cut back their technology expenditures in 2001. As a result, revenues and earnings for technology companies declined significantly and the prospects for future growth were uncertain.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Portfolio Manager Interview

Where did you find the most opportunity?

Japan and the United Kingdom (UK) provided some of the best investment opportunities. Relative to the benchmark, we overweighted the fund in Japan. We believe Japan has made a serious commitment to reform at the government level and to restructuring at the corporate level. We think the election of the new prime minister endorses the reform/restructuring trend. In building the Japanese position, we included banks, which should benefit from an overhaul of the financial system, and basic industries, such as steel companies, which have the potential to increase shareholder value.

We also overweighted the portfolio in the UK. We found the most value in the UK because stock prices had declined sharply over the past year. We believe the UK economy is healthier than had been perceived and that it provides a positive environment for the long-term performance of stocks.

Top 10 Holdings

(as a percentage of 6/30/2001 net assets)

UFJ Holdings, Inc.	1.5%

ING Groep NV	1.4%

Nokia Oyj	1.3%

Signet Group Plc	1.2%

Schneider Electric SA	1.1%

Porsche AG.	1.1%

Daiwa Securities Co., Ltd.	1.0%

Gucci Group NV	1.0%

Lufthansa AG	0.9%

Sankyo Co.	0.9%

What was your strategy in other geographic regions?

We slightly underweighted the portfolio in Europe; nevertheless, Europe continued to be the fund’s largest regional position. During the period, European companies struggled in reaction to the downturn in economic growth in the United States. The lackluster performance of European stocks was a significant detractor from performance.

Over the course of the six months, we fine-tuned our investments in the emerging markets. Over the long term, we believe emerging markets will be the beneficiaries of improving global economies and lower interest rates. In the short term, however, the economic slowdown in the United States is likely to have a negative effect on Latin America, and a softer European economy may hold back growth in Eastern Europe. Asia is the most attractive of the emerging markets. The relatively high growth rate in China is particularly encouraging. At the end of the period, the portfolio’s weighting in emerging markets, relative to the benchmark, was neutral.

Top 10 Countries

(as a percentage of 6/30/2001 net assets)

United Kingdom	23.2%

Japan	22.6%

United States	11.5%

France	7.3%

Netherlands	6.4%

Germany	4.8%

Hong Kong	3.7%

Spain	3.7%

Ireland	2.7%

Italy	2.7%

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Portfolio Manager Interview

What is your outlook?

We are optimistic about the long-term prospects for the fund and for an upturn in global economies and financial markets. We are pleased that central banks around the world have taken steps to stimulate economic growth by reducing interest rates. Over the next several months, we should see the positive benefits that lower interest rates can have on corporate and consumer spending. After a volatile year, investors are beginning to return to the market, and market sentiment is more positive than it has been for several months. This bodes well for equities. We believe that the portfolio is well-positioned to take advantage of economic recoveries in most international markets.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund(a)
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31,

		2000	1999	1998(b)

Net asset value, beginning of period	$15.73	$19.60	$14.01	$12.50

Income from investment operations
Net investment income	0.02	0.03	0.02	0.02
Net realized and unrealized gains or losses on securities and foreign currency related transactions
	(1.81)	(2.32)	5.58	1.49

Total from investment operations	(1.79)	(2.29)	5.60	1.51

Distributions to shareholders from
Net investment income	(0.03)	0	0	0
Net realized gains	(1.10)	(1.58)	(0.01)	0

Total distributions	(1.13)	(1.58)	(0.01)	0

Net asset value, end of period	$12.81	$15.73	$19.60	$14.01

Total return*	(11.07%)	(13.08%)	39.99%	12.08%
Ratios and supplemental data
Net assets, end of period (thousands)	$23,057	$26,469	$24,816	$11,821
Ratios to average net assets
Expenses‡	1.34%†	1.37%	1.96%	1.60	%†
Net investment income	1.04%†	0.17%	0.13%	0.34	%†
Portfolio turnover rate	47%	141%	113%	95%

(a)	Effective February 1, 2000, shareholders of Mentor VIP Perpetual International Portfolio became owners of that number of full and fractional shares of Evergreen VA Perpetual International Fund. As Mentor VIP Perpetual International Portfolio contributed the majority of assets and shareholders to the Evergreen VA Perpetual International Fund, its accounting and performance history has been carried forward.
(b)	For the period from March 3, 1998 (commencement of operations) to December 31, 1998.
*	Total return does not reflect charges attributable to your insurance company’s separate account.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Schedule of Investments

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–86.4%
CONSUMER DISCRETIONARY–16.4%
Auto Components–1.0%
BBA Group Plc	United Kingdom	14,091	$49,710
Bridgestone Corp.	Japan	7,000	73,250
Pirelli SpA	Italy	41,802	116,549

			239,509

Automobiles–1.4%
Brilliance China Automotive Holdings, Ltd.	United States	150,000	36,539
Fiat SpA	Italy	4,132	80,888
Mazda Motor Corp. *	Japan	48,000	120,087
Volvo AB, Ser. B	Sweden	5,648	84,671

			322,185

Distributors–0.7%
International Trading Corp.	Japan	2,000	72,649
Synnex Technology International Corp., GDR *	Taiwan	5,450	26,977
Wolseley Plc	United Kingdom	8,207	61,373

			160,999

Hotels, Restaurants & Leisure–1.6%
Cafe De Coral Holdings, Ltd.	Hong Kong	60,000	29,616
First Choice Holidays Plc	United Kingdom	17,570	36,868
Hilton Group Plc	United Kingdom	26,132	87,956
Millennium & Copthorne Hotels Plc	United Kingdom	8,000	40,841
NH Hoteles SA	Spain	15,310	181,253

			376,534

Household Durables–1.5%
George Wimpey Plc	United Kingdom	25,000	67,334
Matsushita-Kotobuki Electronics Industries, Ltd.	Japan	18,000	191,821
Taylor Woodrow Plc	United Kingdom	31,000	85,132

			344,287

Leisure Equipment & Products–0.3%
Shimano, Inc.	Japan	4,400	64,848

Media–3.5%
ABS-CBN Broadcasting Corp.	Philippines	23,000	17,549
Aegis Group Plc	United Kingdom	33,000	48,798
BEC World	Thailand	4,000	21,392
Capital Radio	United Kingdom	4,000	37,602
Carlton Communications	United Kingdom	13,500	63,881
Daily Mail & General Trust, Class A	United Kingdom	6,660	69,547
Grupo Prisa SA	Spain	17,228	183,958
Grupo Televisa SA, ADR *	Mexico	800	32,008
Kensington Group *	United Kingdom	10,200	30,022
Prosiebensati Media	Germany	4,535	65,795

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–continued
CONSUMER DISCRETIONARY–continued
Media–continued
Rank Group	United Kingdom	17,450	$53,082
Reed International Plc	United Kingdom	5,000	44,361
Shaw Brothers (Hong Kong), Ltd.	Hong Kong	43,000	32,664
VNU NV	Netherlands	2,832	95,999

			796,658

Multi-line Retail–2.5%
Debenhams Retail Plc	United Kingdom	9,300	59,461
Don Quijote Co., Ltd.	Japan	1,100	70,564
National Express Group	United Kingdom	5,120	70,338
Publicis Groupe SA	France	8,310	201,410
Seiyu, Ltd. *	Japan	32,000	95,197
Selfridges Plc	United Kingdom	15,500	80,330

			577,300

Specialty Retail–2.8%
Bulgari SpA	Italy	12,909	135,324
DFS Furniture Co. Plc	United Kingdom	3,900	22,876
MFI Furniture Group	United Kingdom	53,250	87,366
Ryohin Keikaku Co.	Japan	6,900	127,255
Signet Group Plc	United Kingdom	219,925	274,103

			646,924

Textiles & Apparel–1.1%
Gucci Group NV	Netherlands	2,660	219,448
Onward Kashiyama	Japan	3,000	32,523

			251,971

CONSUMER STAPLES–4.0%
Beverages–0.6%
Bass Plc	United Kingdom	9,677	101,257
Companhia de Bebidas, ADR	Brazil	1,200	27,780

			129,037

Food & Drug Retailing–1.3%
Casino Guichard-Perrachon SA	France	2,030	171,430
Circle K Japan Co.	Japan	600	17,368
Iceland Group Plc *	United Kingdom	11,055	28,024
Safeway Plc	United Kingdom	17,000	96,423

			313,245

Food Products–0.7%
Ajinomoto Co., Inc.	Japan	5,000	53,645
Express Dairies Plc	United Kingdom	39,000	19,223
Northern Foods Plc	United Kingdom	38,900	89,844

			162,712

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–continued
CONSUMER STAPLES–continued
Personal Products–0.6%
Body Shop International Plc	United Kingdom	28,758	$38,070
Shiseido Co., Ltd.	Japan	12,000	112,581

			150,651

Tobacco–0.8%
British America Tobacco Plc	United Kingdom	17,175	130,613
PT Hanjaya Mandala Sampoerna Tbk	Indonesia	32,000	45,092

			175,705

ENERGY–2.4%
Energy Equipment & Services–1.3%
IHC Caland NV	Netherlands	3,360	169,422
Petroleum Geo-Services ASA *	Norway	12,890	130,562

			299,984

Oil & Gas–1.1%
Enterprise Oil Plc	United Kingdom	18,460	153,903
PetroChina Co.	China	160,000	33,232
Petroleo Brasileiro SA, ADR (“Petrobras”)	Brazil	1,100	28,600
TonenGeneral Sekiyu KK	Japan	7,000	46,532

			262,267

FINANCIALS–20.4%
Banks–9.5%
Abbey National Bank Plc	United Kingdom	10,575	185,415
Asahi Bank	Japan	71,000	153,717
Bank of East Asia, Ltd.	Hong Kong	5,125	11,893
Bank of Scotland Plc	United Kingdom	5,800	65,590
Credit Lyonnais	France	1,373	49,591
Dah Sing Financial Group	Hong Kong	10,031	51,828
Danske Bank	Denmark	11,350	204,109
DBS Group Holdings, Ltd.	Singapore	3,000	22,064
DePfa Deutsche Pfandbriefbank AG (DePfa-Bank)	Germany	2,020	136,948
Halifax Group	United Kingdom	5,880	68,068
Lloyds TSB Group Plc	United Kingdom	13,400	134,269
Mitsubishi Tokyo Financial Group, Inc. *	Japan	9	75,054
Overseas Union Bank, Ltd.	Singapore	33,000	171,158
Public Bank, Ltd.	Malaysia	65,000	44,645
Rashid Hussain Berhad *	Malaysia	60,000	21,000
Shinhan Bank, GDR *	South Korea	2,000	41,200
Siam Commercial Bank *	Thailand	90,000	5,171
Standard Chartered Plc	United Kingdom	9,700	124,447
Sumitomo Bank, Ltd.	Japan	20,000	165,183
UFJ Holdings, Inc. *	Japan	63	338,970

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–continued
FINANCIALS–continued
Banks–continued
Uniao de Bancos Brasileiros SA, GDR (“Unibanco”)	Brazil	1,100	$27,995
United Overseas Bank	Singapore	10,448	65,945
Wing Hang Bank, Ltd.	Hong Kong	5,000	19,071

			2,183,331

Diversified Financials–7.4%
Aeon Credit Service Co., Ltd.	Hong Kong	148,400	52,322
Aiful Corp.	Japan	1,900	171,398
Cattles Plc	United Kingdom	15,000	62,212
Daiwa Securities Co., Ltd.	Japan	22,000	230,214
Fortis (NL) NV	Netherlands	8,230	200,308
H & CB *	United States	3,000	33,240
HSBC Holdings Plc – Hong Kong Exchange	United Kingdom	2,375	28,013
Hutchison Whampoa, Ltd.	Hong Kong	5,000	50,482
Inchcape Plc	United Kingdom	7,000	47,072
ING Groep NV	Netherlands	4,758	311,283
Irish Permanent Plc	Ireland	11,339	132,607
Kokusai Securities Co., Ltd.	Japan	16,000	116,751
Lonrho Plc	United Kingdom	7,000	101,045
Merrill Lynch & Co., Inc.	United States	14,000	16,562
Nichiei Co., Ltd.	Japan	11,000	96,143
Public Finance	Malaysia	32,000	26,779
Tele Atlas NV *	Netherlands	6,165	30,825

			1,707,256

Insurance–1.5%
Aegon NV	Netherlands	5,300	149,342
Britannic Assurance Plc	United Kingdom	6,050	79,451
Legal & General Group Plc	United Kingdom	10,000	22,709
Prudential Corp. Plc	United Kingdom	8,770	106,340

			357,842

Real Estate–2.0%
Amoy Properties, Ltd.	Hong Kong	50,000	58,976
British Land Co. Plc	United Kingdom	5,000	34,151
Chelsfield Plc	United Kingdom	6,000	28,603
Cheung Kong Holdings, Ltd.	Hong Kong	19,000	207,057
Henderson Land Development Co., Ltd.	Hong Kong	13,000	57,501
Land Securities Plc	United Kingdom	5,600	68,928

			455,216

HEALTH CARE–4.0%
Biotechnology–0.1%
Cambridge Antibody Technology Group Plc *	United Kingdom	1,000	29,180

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–continued
HEALTH CARE–continued
Health Care Equipment & Supplies–0.9%
Jomed NV *	Netherlands	4,500	$127,749
Smith & Nephew Plc	United Kingdom	12,272	63,773

			191,522

Pharmaceuticals–3.0%
Alliance Unichem Plc	United Kingdom	12,500	95,060
British Biotech *	United Kingdom	64,640	18,662
Elan Corp. Plc, ADR *	Ireland	2,389	145,729
Novo Nordisk	Denmark	4,185	185,291
Sankyo Co.	Japan	12,000	216,502
Toyama Chemical Co. *	Japan	8,000	27,712
XTL Biopharmaceuticals, Ltd. *	United Kingdom	10,200	8,978

			697,934

INDUSTRIALS–17.8%
Aerospace & Defense–0.8%
British Aerospace Plc	United Kingdom	9,500	45,555
Meggitt Plc	United Kingdom	14,122	49,024
Rolls-Royce Plc	United Kingdom	25,820	85,270
Smiths Group	United Kingdom	7,240	0

			179,849

Air Freight & Couriers–1.2%
Nippon Express Co., Ltd.	Japan	23,000	103,833
TNT Post Group NV	Netherlands	8,032	167,785

			271,618

Airlines–1.3%
Lufthansa AG	Germany	13,757	216,962
SAirGroup	Switzerland	1,255	75,447

			292,409

Commercial Services & Supplies–2.3%
Amadeus Global Travel *	Spain	24,974	151,324
Atos SA *	France	989	71,241
Cap Gemini NV	France	1,406	102,470
Computacenter	United Kingdom	4,800	21,226
ITG Group Plc *	Ireland	7,755	45,346
Securicor Plc	United Kingdom	20,115	46,741
Telegate SA *	Germany	1,270	10,440
Transiciel SA	France	2,200	82,425

			531,213

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–continued
INDUSTRIALS–continued
Construction & Engineering–2.5%
Balfour Beatty Plc	United Kingdom	20,080	$56,345
Bellway Plc	United Kingdom	4,800	25,451
China Overseas Land & Investment, Ltd.	Hong Kong	100,000	17,949
Kingspan Group	Ireland	25,778	88,038
Laing John Plc	United Kingdom	14,000	95,919
Mitsui Engineering & Shipbuilding Co., Ltd. *	Japan	42,000	64,999
Nishimatsu Construction	Japan	21,000	81,164
Saipem SpA	Italy	28,000	153,524

			583,389

Electrical Equipment–1.2%
Densei Lambda KK	Japan	1,200	15,579
Elexis AG	Germany	2,761	6,434
Schneider Electric SA	France	4,780	264,518

			286,531

Industrial Conglomerates–4.2%
China Petroleum & Chemical Corp. *	China	40,000	8,000
Compagnie de Saint Gobain	France	1,319	179,405
Grasim Industries, Ltd.	United States	5,000	40,000
Grupo Auxiliar Metal	Spain	5,606	119,245
Johnson Electric Holdings, Ltd.	Bermuda	4,000	5,462
Kawasaki Heavy Industries, Ltd. *	Japan	40,000	66,073
Lattice Group Plc *	United Kingdom	30,888	69,056
Nissho Iwai Corp. *	Japan	133,000	210,096
Siemens AG	Germany	3,068	188,498
Swire Pacific, Ltd.	Hong Kong	15,000	77,694

			963,529

Machinery–3.5%
Babcock International Group	United Kingdom	16,000	22,758
Bodycote International	United Kingdom	17,000	63,444
Coflexip SA	France	474	71,461
Hitachi Zosen Corp. *	Japan	100,000	94,620
Komatsu, Ltd.	Japan	33,000	151,359
Komori Corp.	Japan	4,500	61,342
Makino Milling	Japan	6,000	25,547
NSK, Ltd.	Japan	8,000	34,576
NTN Corp.	Japan	24,000	66,587
Spirax-Sarco Engineering Plc	United Kingdom	7,300	50,067
Sumitomo Heavy Industries *	Japan	86,000	119,990
Sumitomo Rubber Industries, Ltd.	Japan	11,000	52,217

			813,968

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–continued
INDUSTRIALS–continued
Marine–0.1%
Associated British Ports Holdings Plc	United Kingdom	5,005	$30,696

Road & Rail–0.5%
Arriva Plc	United Kingdom	14,500	68,561
Railtrack Group Plc	United Kingdom	8,000	37,630

			106,191

Transportation Infrastructure–0.2%
Hong Kong Aircraft	Hong Kong	20,000	35,385

INFORMATION TECHNOLOGY–5.2%
Communications Equipment–2.1%
DDI Corp.	Japan	28	130,671
Funai Electric Co., Ltd.	Japan	800	56,643
Nokia Oyj	Finland	13,463	305,425

			492,739

Computers & Peripherals–0.6%
Compal Electronic, GDR	Taiwan	12,901	70,312
Computer & Technologies Holdings, Ltd.	Hong Kong	30,000	12,212
Hon Hai Precision Industry Co., Ltd., GDR	Taiwan	1,300	15,860
Sotec Co., Ltd.	Japan	4	12,541
Sunplus Technology *	Taiwan	1,000	8,450
Technology Venture	Bermuda	180,000	27,462

			146,837

Electronic Equipment & Instruments–1.4%
Cookson Group Plc	United Kingdom	26,000	47,051
ELMOS Semiconductor AG	Germany	7,457	135,868
Epcos AG	Germany	1,743	94,992
Laird Group Plc	United Kingdom	11,000	30,208
Stonesoft Oyj *	Finland	4,681	10,116

			318,235

Internet Software & Services–0.1%
Himalaya *	France	3,600	10,983
Ubizen *	Belgium	352	2,327

			13,310

Semiconductor Equipment & Products–1.0%
Dialog Semiconductor Plc *	United Kingdom	470	1,792
Samsung Electronics, Ltd., GDR 144A*	South Korea	4,005	134,276
Winbond Electronics Corp., GDR	Taiwan	11,264	96,309

			232,377

Software–0.0%
Autonomy Corp. *	United Kingdom	990	5,786

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–continued
MATERIALS–10.4%
Chemicals–1.8%
BOC Group	United Kingdom	3,900	$57,121
Clariant AG	Switzerland	3,130	75,353
Mitsui Chemicals	Japan	16,000	64,277
Pilkington Plc	United Kingdom	27,150	38,427
Rhodia SA	France	11,656	128,412
Syngenta AG *	Switzerland	1,244	65,437

			429,027

Construction Materials–3.5%
Aggregate Indiana Plc	United Kingdom	60,000	75,989
Cheung Kong Infrastructure Holdings	Hong Kong	16,000	27,693
CRH Plc	Ireland	12,053	202,244
CRH Plc – London Exchange	Ireland	865	14,734
Ferretti SpA *	Italy	41,500	135,050
Lafarge SA	France	2,102	179,915
Morgan Crucible Co. Plc	United Kingdom	16,050	72,330
Ube Industries	Japan	48,000	96,993

			804,948

Containers & Packaging–0.3%
Rengo Co.	Japan	22,000	66,330

Metals & Mining–4.3%
Anglo American Plc	United Kingdom	6,000	89,990
Corus Group *	United Kingdom	65,000	55,610
Johnson Matthey Plc	United Kingdom	2,000	30,194
Kawasaki Steel Corp.	Japan	163,000	193,441
Nippon Mining & Metals Co., Ltd.	Japan	7,000	34,857
Nippon Steel Corp.	Japan	85,000	128,819
Nisshin Steel Co., Ltd.	Japan	84,000	82,848
Pohang Iron & Steel, Ltd., ADR	South Korea	1,700	33,524
Rio Tinto Plc	United Kingdom	7,125	126,631
Sumitomo Metal Industries, Ltd.	Japan	154,000	153,717
Yamato Kogyo Co.	Japan	11,000	52,923

			982,554

Paper & Forest Products–0.5%
Oji Paper Co., Ltd.	Japan	10,000	49,475
Rexam Plc	United Kingdom	16,000	69,626

			119,101

TELECOMMUNICATION SERVICES–2.7%
Diversified Telecommunication Services–1.5%
Asia Satellite Telecommunications Holdings, Ltd.	Hong Kong	12,000	20,770
Cable & Wireless Plc	United Kingdom	5,500	32,396

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–continued
TELECOMMUNICATION SERVICES–continued
Diversified Telecommunication Services–continued
Korea Telecom Corp. *	South Korea	1,000	$21,980
Mahanagar Telephone Nigam, Ltd.	United States	500	6,700
Nippon Telegraph & Telephone Corp.	Japan	37	192,848
Sumida Corp.	Japan	2,400	70,820

			345,514

Wireless Telecommunications Services–1.2%
China Telecom (Hong Kong), Ltd.	Hong Kong	16,500	86,945
Orange SA *	France	20,480	166,615
Telesp Celuar Participacoes SA, ADR	Brazil	1,500	22,725

			276,285

UTILITIES–3.1%
Electric Utilities–1.5%
Electricity Generating Public Co.	Thailand	50,000	43,094
Innogy Holdings Plc	United Kingdom	27,970	85,871
National Power Plc	United Kingdom	21,000	88,649
Scot & Southern Energy Plc	United Kingdom	7,000	66,049
United Utilities Plc	United Kingdom	2,976	28,227
Viridian Group Plc	United Kingdom	3,000	28,729

			340,619

Gas Utilities–0.9%
Gas Natural Sdg	Spain	12,885	208,560

Water Utilities–0.7%
AWG Plc	United Kingdom	8,000	67,598
Kelda Group Plc	United Kingdom	15,770	86,615

			154,213

Total Common Stocks			19,928,310

PREFERRED STOCKS–1.1%
CONSUMER DISCRETIONARY–1.1%
Automobiles–1.1%
Porsche AG	Germany	700	241,438

WARRANTS–0.1%
FINANCIALS–0.1%
Banks–0.1%
KBC Financial, Expires 03/01/2002 *	United States	2,500	1,563
KBC Financial, Expires 07/04/2003 *	United States	1,000	1,500
KBC Financial, Expires 08/23/2002 *	United States	1,500	10,500
KBC Financial, Expires 10/25/2002 *	United States	2,500	7,500
KBC Financial, Expires 10/25/2010 *	United States	1,000	2,750

			23,813

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Country	Shares	Value

WARRANTS–continued
FINANCIALS–continued
Diversified Financials–0.0%
Credit Suisse AG, Expires 08/01/2002 *	Singapore	150,000	$1,125

Total Warrants			24,938

MUTUAL FUND SHARES–0.1%
Taiwan Opportunities Fund, Ltd.	Taiwan	4,051	32,408

SHORT-TERM INVESTMENTS–10.9%
MUTUAL FUND SHARES–10.9%
Evergreen Select Money Market Fund ø	United States	2,501,282	2,501,282

Total Investments–(cost $25,448,830)–98.6%			22,728,376
Other Assets and Liabilities–1.4%			328,478

Net Assets–100.0%			$23,056,854

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.
Summary of Abbreviations
ADR	American Depository Receipt
GDR	Global Depository Receipt

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

At June 30, 2001, the Fund held investments in the following countries:

	Market Value	Percentage of Portfolio Assets

United Kingdom	$5,352,937	23.6%
Japan	5,205,146	22.9%
United States	2,658,136	11.7%
France	1,679,875	7.4%
Netherlands	1,472,161	6.5%
Germany	1,097,376	4.8%
Hong Kong	850,059	3.7%
Spain	844,340	3.7%
Ireland	628,698	2.8%
Italy	621,335	2.7%
Denmark	389,400	1.7%
Finland	315,541	1.4%
Singapore	260,292	1.1%
Taiwan	250,317	1.1%
South Korea	230,980	1.0%
Switzerland	216,237	1.0%
Norway	130,562	0.6%
Brazil	107,100	0.5%
Malaysia	92,424	0.4%
Sweden	84,671	0.4%
Thailand	69,657	0.3%
Indonesia	45,092	0.2%
China	41,232	0.2%
Bermuda	32,924	0.1%
Mexico	32,008	0.1%
Philippines	17,549	0.1%
Belgium	2,327	0.0%

	$22,728,376	100.0%

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Statement of Assets and Liabilities

June 30, 2001 (Unaudited)

Assets
Identified cost of securities	$25,448,830
Net unrealized losses on securities	(2,720,454)

Market value of securities	22,728,376
Foreign currency, at value (cost $42,860)	41,900
Receivable for securities sold	176,892
Dividends and interest receivable	66,175
Receivable for closed forward foreign currency exchange contracts	199,824
Deferred organization expenses	3,830

Total assets	23,216,997

Liabilities
Payable for securities purchased	81,144
Payable for Fund shares redeemed	6,104
Payable for closed forward foreign currency exchange contracts	57,290
Advisory fee payable	1,881
Due to other related parties	188
Accrued expenses and other liabilities	13,536

Total liabilities	160,143

Net assets	$23,056,854

Net assets represented by
Paid-in capital	$26,962,629
Overdistributed net investment income	(56,635)
Accumulated net realized losses on securities and foreign currency related transactions	(1,266,124)
Net unrealized losses on securities and foreign currency related transactions	(2,583,016)

Total net assets	$23,056,854

Shares outstanding	1,799,906

Net asset value per share	$12.81

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Statement of Operations

Six Months Ended June 30, 2001 (Unaudited)

Investment income
Dividends (net of foreign withholding taxes of $34,387)	$264,190
Interest	30,593

Total investment income	294,783

Expenses
Advisory fee	123,909
Administrative services fees	12,391
Transfer agent fee	371
Trustees’ fees and expenses	257
Printing and postage expenses	4,455
Custodian fee	16,743
Professional fees	6,731
Organization expenses	1,149
Other	252

Total expenses	166,258
Less: Expense reductions	(627)

Net expenses	165,631

Net investment income	129,152

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized losses on:
Securities	(1,113,162)
Foreign currency related transactions	(50,499)

Net realized losses on securities and foreign currency related transactions	(1,163,661)

Net change in unrealized gains or losses on securities and foreign currency related transactions	(1,918,691)

Net realized and unrealized losses on securities and foreign currency related transactions	(3,082,352)

Net decrease in net assets resulting from operations	$(2,953,200)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund (a)
Statement of Changes in Net Assets

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31, 2000

Operations
Net investment income	$129,152	$46,557
Net realized gains or losses on securities and foreign currency related transactions	(1,163,661)	1,660,249
Net change in unrealized gains or losses on securities and foreign currency related transactions	(1,918,691)	(5,590,281)

Net decrease in net assets resulting from operations	(2,953,200)	(3,883,475)

Distributions to shareholders from
Net investment income	(47,750)	0
Net realized gains	(1,877,086)	(2,238,334)

Total distributions to shareholders	(1,924,836)	(2,238,334)

Capital share transactions
Proceeds from shares sold	1,287,561	8,783,269
Payment for shares redeemed	(1,746,467)	(3,246,703)
Net asset value of shares issued in reinvestment of distributions	1,924,836	2,238,313

Net increase in net assets resulting from capital share transactions	1,465,930	7,774,879

Total increase (decrease) in net assets	(3,412,106)	1,653,070
Net assets
Beginning of period	26,468,960	24,815,890

End of period	$23,056,854	$26,468,960

Overdistributed net investment income	$(56,635)	$(138,037)

Other Information:
Share increase (decrease)
Shares sold	88,030	490,985
Shares redeemed	(127,926)	(192,163))
Shares issued in reinvestment of distributions	156,999	117,621

Net increase in shares	117,103	416,443

(a)	Effective February 1, 2000, shareholders of Mentor VIP Perpetual International Portfolio became owners of that number of full and fractional shares of Evergreen VA Perpetual International Fund. As Mentor VIP Perpetual International Portfolio contributed the majority of assets and shareholders to the Evergreen VA Perpetual International Fund, its accounting and performance history has been carried forward.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Notes to Financial Statements (Unaudited)

1.  ORGANIZATION

The Evergreen VA Perpetual International Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A.  Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B.  Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C.  Foreign Currency Contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Notes to Financial Statements (Unaudited) (continued)

D.  Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

E.  Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

F.  Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

G.  Organization Expenses

Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Mentor Perpetual Advisors, LLC (“Mentor Perpetual”), an advisory firm organized in 1995, is owned equally by Perpetual plc and Evergreen Investment Management Company, LLC (“EIMC”). EIMC is a subsidiary of First Union Corporation (“First Union”) and Perpetual plc is a subsidiary of AMVESCAP PLC. Mentor Perpetual is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily at a rate of 1.00% of the average daily net assets of the Fund.

Mentor Perpetual has contracted with Perpetual Portfolio Management Limited (“PPM”) to perform sub-advisory services for the Fund. PPM, a wholly owned subsidiary of Perpetual plc, is paid sub-advisory fees by Mentor Perpetual.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4.  SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $10,998,490 and $13,566,273, respectively, for the six months ended June 30, 2001.

On June 30, 2001, the aggregate cost of securities for federal income tax purposes was $25,448,830. The gross unrealized appreciation and depreciation on securities based on that cost was $1,496,964 and $4,217,418, respectively, with a net unrealized depreciation of $2,720,454.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Notes to Financial Statements (Unaudited) (continued)

5.  EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $627 in expense reductions. The impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average nets assets was 0.01%.

6.  DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7.  FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Evergreen Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Evergreen Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Evergreen Funds and also allocated pro rata.

During the six months ended June 30, 2001, the Fund had no borrowings under this agreement.

8.  CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The Fund held no fixed-income securities prior to January 1, 2001 nor during the current reporting period and as a result adopting the accounting change has no impact to current year financial statements.

9.  REORGANIZATION

At a special meeting of the Board of Trustees held on April 20, 2001, the Trustees of the Trust approved a Plan of Reorganization (the “Plan”) for the Fund. Under the Plan, the VA International Growth Fund, a series of the Trust, will acquire all of the assets and assume the identified liabilities of the Fund in exchange for shares of VA International Growth Fund.

A special meeting of shareholders of the Fund will be held on July 27, 2001 to consider and vote on the Plan. On or about June 8, 2001, materials for this meeting were mailed to shareholders of record on April 30, 2001.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Perpetual International Fund
Additional Information (Unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On February 19, 2001, a Special Meeting of Shareholders for the Fund was held to consider a number of proposals. On November 30, 2000, the record date for the meeting, the net assets eligible to be voted and the net assets voted were $25,508,080 and $25,016,643, respectively.

1.  To approve a new investment advisory agreement between the Fund and Mentor Perpetual Advisors, LLC.

	Net assets voted	Percentage of net assets voted

Affirmative	$23,322,600	93.2%
Against	555,802	2.2
Abstain	1,138,241	4.6

Total	$25,016,643	100.0%

2.  To approve a new investment sub-advisory agreement between Mentor Perpetual Advisors, LLC and Perpetual Portfolio Management Limited with respect to the Fund.

	Net assets voted	Percentage of net assets voted

Affirmative	$23,115,877	92.4%
Against	743,353	3.0
Abstain	1,157,413	4.6

Total	$25,016,643	100.0%

3.  To transact such other business as may properly come before the Meeting of any adjournment thereof.

	Net assets voted	Percentage of net assets voted

Affirmative	$22,647,896	90.5%
Against	726,501	2.9
Abstain	1,642,246	6.6

Total	$25,016,246	100.0%

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Variable Annuities

NOT FDIC INSURED	May lose value No bank guarantee

Evergreen Investment Services, Inc.

58913	558964 6/01